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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his capacity as a director of Trenwick Group Inc. (the "Company"), does hereby appoint James F. Billett, Jr. and Alan L. Hunte, and each of them severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director of the Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission") registering $75,000,000 principal amount of 6.70% Senior Exchange Notes of the Company and any and all amendments to the Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in his capacity as a director of the Company, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

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                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

/s/ W. MARSTON BECKER                                              Director               May 20, 1998
-----------------------------------------------------
W. Marston Becker

/s/ ANTHONY S. BROWN                                               Director               May 20, 1998
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Anthony S. Brown

/s/ NEIL DUNN                                                      Director               May 20, 1998
-----------------------------------------------------
Neil Dunn

/s/ P. ANTHONY JACOBS                                              Director               May 20, 1998
-----------------------------------------------------
P. Anthony Jacobs

/s/ JOSEPH D. SARGENT                                              Director               May 20, 1998
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Joseph D. Sargent

/s/ FREDERICK D. WATKINS                                           Director               May 20, 1998
-----------------------------------------------------
Frederick D. Watkins

/s/ STEPHEN R. WILCOX                                              Director               May 20, 1998
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Stephen R. Wilcox
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